UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 11, 2005
                                                        (March 11, 2005)

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-12699                   95-4803544
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 255-2000
               Registrant's telephone number, including area code
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On March 11, 2005, Activision, Inc. issued a joint press release with Viacom International Inc. and Viacom Consumer Products, Inc. (collectively, "Viacom") announcing the settlement of all claims between the parties in a lawsuit between Activision and Viacom. The suit has been previously disclosed in Activision's filings made under the Securities Exchange Act of 1934, as amended. The settlement will have no impact on Activision's operations or financial results. The joint press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

   (c)      Exhibits

            99.1  Joint Press Release of Activision, Inc., dated March 11, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 2005

                                ACTIVISION, INC.

                                By:/s/ Ronald Doornink
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                                    Name:   Ronald Doornink
                                    Title:  President